SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ACLARA BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by ACLARA BioSciences, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

The following is the text of a joint press release issued by ACLARA BioSciences, Inc. and ViroLogic, Inc. on September 28, 2004.

ViroLogic and ACLARA Mail Definitive Proxy for Proposed Merger

Date Set for Stockholder Meetings

Sep 28, 2004

SOUTH SAN FRANCISCO, Calif. and MOUNTAIN VIEW, Calif., Sep 28, 2004 /PRNewswire-FirstCall via COMTEX/ — ViroLogic, Inc. (Nasdaq: VLGC) and ACLARA BioSciences, Inc. (Nasdaq: ACLA) today announced that they will convene their respective annual stockholder meetings at 9:00 a.m., Pacific time, on Wednesday, October 27, 2004.

At the meetings, ViroLogic and ACLARA stockholders will be asked to approve certain matters related to the previously announced merger agreement between the companies. The ViroLogic stockholders will be asked to approve, among other things, the issuance of shares of ViroLogic common stock in the proposed transaction, as well as an increase in the authorized common stock of ViroLogic. The ACLARA stockholders will be asked, among other things, to approve and adopt the merger agreement and approve the merger.

The ViroLogic meeting will be held at 345 Oyster Point Boulevard, South San Francisco, California. The ACLARA meeting will be held at 1288 Pear Avenue, Mountain View, California. Stockholders at the close of business on September 13, 2004, the record date for each meeting, will be eligible to vote at the meetings. ViroLogic and ACLARA intend to begin mailing a joint proxy statement/prospectus to their stockholders on or about September 28, 2004. The transaction is expected to close shortly after the stockholder meetings, assuming ViroLogic and ACLARA receive stockholder approval and satisfaction of other closing conditions.

The proposed merger transaction was first announced in a joint press release on June 1, 2004. Under the terms of the previously announced merger agreement, each outstanding share of ACLARA common stock will be exchanged for 1.7 shares of ViroLogic common stock and 1.7 contingent value rights (CVR).

ABOUT VIROLOGIC

ViroLogic is a biotechnology company advancing individualized medicine by discovering, developing and marketing innovative products to guide and improve treatment of serious infectious diseases such as AIDS and hepatitis. The Company’s products are designed to help doctors optimize treatment regimens for their patients that lead to better outcomes and reduced costs. The Company’s technology is also being used by numerous biopharmaceutical companies to develop new and improved antiviral therapeutics and vaccines targeted at emerging drug-resistant viruses. More information about the Company and its technology can be found on its website at http://www.virologic.com/.

ABOUT ACLARA

Founded in 1995, ACLARA is a biotechnology company working to provide physicians and researchers products and services to make personalized medicine a reality through its protein-based assay technology — the eTag™ System. ACLARA is dedicated to unlocking the power of pathway biology to accelerate the development of next-generation targeted therapeutics, recognizing the most appropriate patients for approved therapies and identifying the highly- specific, protein-based biomarkers that will enable physicians to create truly personalized treatment regimens for patients suffering from cancer and other life-threatening disorders.

ACLARA is commercializing its proprietary eTag System to enhance and accelerate drug discovery research and the preclinical and clinical development of targeted therapeutics. ACLARA’s technology may also enable the development of highly-specific, protein-based diagnostics capable of providing physicians with a powerful tool for creating personalized treatment regimens for patients suffering from serious and difficult-to-treat cancers. For more information on ACLARA please visit the Company’s website at http://www.aclara.com/.

ADDITIONAL INFORMATION

ViroLogic, Inc. has filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a joint proxy statement/prospectus of ViroLogic and ACLARA and other relevant documents in connection with the proposed transaction. Investors and security holders of ViroLogic and ACLARA are advised to read the joint proxy statement/prospectus, and other documents filed by ViroLogic and ACLARA, because they will contain important information about ViroLogic, ACLARA and the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus, and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from ViroLogic by directing such request to ViroLogic, Inc., 345 Oyster Point Boulevard, South San Francisco, California 94080, Attention: Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained from ACLARA by directing such request to ACLARA BioSciences, Inc., 1288 Pear Avenue, California 94043, Attention: Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger is included in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

FORWARD LOOKING STATEMENTS

Certain statements in this press release are forward-looking, including statements relating to the timing of completion of the merger. These forward- looking statements are subject to risks and uncertainties and other factors, which may cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of the companies; risks related to any uncertainty surrounding the merger, and the costs related to the merger; risks related to the implementation of ViroLogic’s distribution agreement with Quest; whether others introduce competitive products; the timing of pharmaceutical company clinical trials; whether payors will authorize reimbursement for its products; whether the FDA or any other agency will decide to regulate the combined company’s products or services; whether the combined company will encounter problems or delays in automating its processes; whether intellectual property underlying ViroLogic’s PhenoSense technology and ACLARA’s eTag System is adequate; the ultimate validity and enforceability of the companies’ patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. For a discussion of other factors that may cause ViroLogic’s and ACLARA’s actual events to differ from those projected, please refer to each Company’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission.

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